SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 26, 2003
                                                  ----------------------------


                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                    Connecticut                              06-1514263
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(State or other jurisdiction of incorporation)                 (IRS
                                                   Employer Identification No.)


5 Bissell Street, Lakeville, Connecticu                           06039-1868
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(Address of principal executive offices)                          (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
                                                      --------------

                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Events.
        -------------
        Annual Meeting of Shareholders of Salisbury Bancorp, Inc.
        ---------------------------------------------------------


     The  Annual  Meeting  of  Shareholders  of  Salisbury  Bancorp,  Inc.  (the
"Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Saturday, April 26, 2003. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

     The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Each of the three nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

     The vote for electing nominees as directors was as follows:


                                                               Withholding
                                                     For        Authority

Gordon C. Johnson D.V.M.   Number of Shares:      1,016,169    17,613
(three (3) year term)      Percentage of
                           Shares Voted:               98.3%      1.7%
                           Percentage of Shares
                           Entitled to Vote:           71.4%      1.2%


                                                               Withholding
                                                     For        Authority

Holly J. Nelson            Number of Shares:      1,029,870     3,912
(three (3) year term)      Percentage of
                           Shares Voted:               99.6%       .4%
                           Percentage of Shares
                           Entitled to Vote:           72.4%       .2%

                                      -3-
                                                               Withholding
                                                     For        Authority

Walter C. Shannon, Jr.     Number of Shares:      1,029,480      4,302
(three (3) year term)      Percentage of
                           Shares Voted:               99.6%        .4%
                           Percentage of Shares
                           Entitled to Vote:           72.3%        .3%


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2003 was approved because the votes for such appointment exceeded the votes against such appointment.

          The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2003 was as follows:

                                     For       Against   Abstain

   Number of Votes:               1,030,444    3,096     242
   Percentage of Shares Voted:         99.7%      .3%     .0%
   Percentage of Shares
   Entitled to Vote:                   72.4%      .2%     .0%

                 Election of Chairman of the Board of Directors
                 ----------------------------------------------

     Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company. The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of the Board following the Annual Meeting of Shareholders.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   April 28, 2003                          SALISBURY BANCORP, INC.


                                                 By: /s/ John F. Perotti
                                                 -------------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer